UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

Watchit Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27412	94-3173918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Montgomery Street, Suite 1000 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 477-9905
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement.

On August 4, 2006, Watchit Media USA, Inc. (“Watchit USA”), a wholly owned subsidiary of Watchit Media, Inc. (the “Company”), entered into Product and Services Orders (collectively, the “PSOs”) with each of Harrah’s four casinos in Atlantic City, NJ (Ceasars Atlantic City, Harrah’s Atlantic City, Bally’s Atlantic City and Showboat Atlantic City) pursuant to the Master Terms and Conditions dated as of March 16, 2005 by and between Harrah’s Operating Company, Inc. and Watchit USA.  Under the PSOs, Watchit USA will install and implement a Private Video Network and its Manageit Enterprise Media Management System within each casino, with scheduled completion dates between October 30, 2006 and November 30, 2006.  Watchit USA will receive milestone payments amounting to over $900,000 upon completion of the four projects.  Following completion, Watchit USA will receive approximately $200,000 in annual license and content fees from the projects.  Neither Watchit USA nor the Company is affiliated with Harrah’s Operating Company, Inc. or any of its affiliates.

Copies of the PSOs are attached hereto as Exhibits 10.1 — 10.4.  The description of the transactions is qualified in its entirety by reference to these documents.

Item 9.01                               Financial Statements and Exhibits.

 (c) Exhibits

Exhibit Number	Description

10.1	Product and Services Order, dated August 4, 2006, by and between Bally’s Park Place, Inc. dba Bally’s Atlantic City, and Watchit Media USA, Inc.

10.2	Product and Services Order, dated August 4, 2006, by and between Showboat Atlantic City t/a Showboat Casino Hotel and Watchit Media USA, Inc.

10.3	Product and Services Order, dated August 4, 2006, by and between Marina Associates dba Harrah’s Atlantic City, and Watchit Media USA, Inc.

10.4	Product and Services Order, dated August 4, 2006, by and between Boardwalk Regency Corporation dba Ceasars Atlantic City, and Watchit Media USA, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHIT MEDIA, INC.

By:	/s/ John Dong
John Dong
Executive Vice President and Chief Financial Officer

Dated: August 14, 2006

Exhibit Index

Exhibit Number	Description
10.1	Product and Services Order, dated August 4, 2006, by and between Bally’s Park Place, Inc. dba Bally’s Atlantic City, and Watchit Media USA, Inc.

10.2	Product and Services Order, dated August 4, 2006, by and between Showboat Atlantic City t/a Showboat Casino Hotel and Watchit Media USA, Inc.

10.3	Product and Services Order, dated August 4, 2006, by and between Marina Associates dba Harrah’s Atlantic City, and Watchit Media USA, Inc.

10.4	Product and Services Order, dated August 4, 2006, by and between Boardwalk Regency Corporation dba Ceasars Atlantic City, and Watchit Media USA, Inc.